UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       January 26, 2010 (January 3, 2011)
                Date of Report (Date of earliest event reported)


                                  AMINCOR, INC.
             (Exact name of registrant as specified in its charter)

         Nevada                         000-49669                30 0658859
(State or other jurisdiction           (Commission            (I.R.S. Employer
     of incorporation)                 File Number)          Identification No.)

1350 Avenue of the Americas, 24th FL, New York, NY                10019
   (Address of principal executive offices)                     (Zip Code)

                                 (347) 821-3452
              (Registrant's telephone number, including area code)

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13a-4(c))
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ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On January 3, 2011, pursuant to a certain assignment and assumption agreement, Registrant assumed all of the right, title and interest in and to certain loan agreements and collateral of Environmental Testing Laboratories, Inc., a company in the business of providing environmental testing and laboratory services ("Borrower").

Due to Borrower's failure to repay amounts due of approximately $763,239.23 under the loan agreements, Registrant and Borrower entered into a Surrender of Collateral, Strict Foreclosure and Release Agreement (the "Foreclosure Agreement"), dated January 3, 2011, pursuant to New York Commercial Code Sections 9-620 through 9-622, whereby Registrant acquired all of the business assets of Borrower and assumed certain liabilities (collectively, the "Business") in full satisfaction of Borrower's debts to Registrant.

Concurrently therewith, Registrant assigned the Business to Environmental Quality Services, Inc., a Delaware corporation, wholly-owned by Environmental Holding Corp, a Delaware corporation, which is a wholly-owned subsidiary of Registrant.

Environmental Quality Services, Inc. and Environmental Holding Corp. are recently formed corporations, and on a going forward basis, Registrant will provide all required disclosures, including financial statements, for said entities as applicable.

This summary of the Foreclosure Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Foreclosure Agreement filed as Exhibit 10.1 hereto and incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)  Not Applicable.

(b)  Pro-Forma Financial Information.

     Since it is impracticable to provide the required pro-forma financial statements for the transaction described in Item 2.01 at the time of this filing, Registrant hereby confirms that it intends to file the required financial statements no later than 71 calendar days after the date of this current report on Form 8-K.

(c)  Not Applicable.

(d)  Exhibits

     10.1 Surrender of Collateral, Strict Foreclosure and Release Agreement, dated January 3, 2011.

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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AMINCOR, INC.

Date: January 26, 2011
                                        By: /s/ John R. Rice, III
                                            ------------------------------------
                                            John R. Rice, III
                                            President

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